UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – May 6, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 6, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that Mr. Walter Korz, President and CEO will be presenting at the BioFinance 2008 Investor Conference in Toronto, Canada on Wednesday May 7th, 2008. Mr. Korz will provide an overview of the Company and an update on the Company’s two lead drug candidates, CTCE-9908 for the treatment of cancer and CTCE-0214 for immune system support, both in human clinical trials.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 6, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer Chief Financial Officer

Exhibit 99.1

CHEMOKINE THERAPEUTICS CORP.

6190 Agronomy Rd.

Suite 405

Vancouver, BC

 V6T 1Z3

Tel: (604) 822-0301

Fax: (604) 822-0302

www.chemokine.net

NEWS RELEASE

TSX: CTI         OTCBB: CHKT

CHEMOKINE THERAPEUTICS TO PRESENT AT BIOFINANCE 2008 INVESTOR CONFERENCE

Vancouver, BC (May 6, 2008) - Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders and vascular diseases, today announced that Mr. Walter Korz, President and CEO will be presenting at the BioFinance 2008 Investor Conference in Toronto, Canada on Wednesday May 7th, 2008. Mr. Korz will provide an overview of the Company and an update on the Company’s two lead drug candidates, CTCE-9908 for the treatment of cancer and CTCE-0214 for immune system support, both in human clinical trials.

BioFinance 2008 is the Canadian Life Science industry's leading investor conference. The meeting brings together key industry players to consider investment opportunities and issues affecting companies in biotechnology, medical devices, diagnostics and research tools. Participants include senior life science executives, institutional and venture capital investors, industry analysts, corporate finance executives and experts from the scientific and medical communities in Canada, the United States, Europe and Asia.

When: Wednesday May 7th at 10:00 AM EST.

Website: www.biofinance.ca

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Vice President, Corporate Communications Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net